UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)       June 10, 2014

    INNOVATIVE PRODUCT OPPORTUNITIES, INC.

            (Exact name of registrant as specified in its charter)

             Delaware                 333-167667               42-1770123
   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)             File Number)         Identification)

       8400 Edinger Avenue Suite 202R Huntington Beach, California      92647
                  (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code   (347) 789-7131

                                    Not Applicable.
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into Material Definitive Agreement

Between March 2009 and June 5, 2014, advances were made by Doug Clark, as well as accrued pay between April 18, 2011 and June 13, 2014 for which Innovative Product Opportunities Inc. (the "Company", "we", "us") were indebted. On
June 10, 2014, we entered into a Side Letter Agreement ("Side Letter Agreement") with Doug Clark pursuant to which we agreed to amend the Indebtedness to reflect an aggregate amount of the debts, including capitalized interest, to (US)$272,038.00 through December 31, 2014 and changed the conversion rate of the Notes to $0.0002.

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On February 22, 2013, June 6, 2013, December 16, 2013, January 17, 2013,
January 20, 2014, January 31, 2014, February 20, 2014, March 25, 2014,
March 28, 2014, April 14, 2014, May 27, 2014 and June 5, 2014 Innovative Product Opportunities Inc. (the "Company", "we", "us)issued Convertible
Secured Promissory Notes (the "Notes") to The Cellular Connection, Ltd. ("Cellular Connection"). The aggregate amount of the Notes was (US)$41,687 with no interest payable and varying maturity dates. The Notes are convertible by us into shares of our common stock at any time prior to the maturity dates, and any outstanding portion at the maturity dates automatically converted into shares of our common stock. On June 10, 2014, we entered into a Side Letter Agreement ("Side Letter Agreement") with Cellular
Connection pursuant to which we agreed to amend the Notes to reflect an aggregate amount of the Notes, including capitalized interest, to
(US)$54,193 through December 31, 2014 and changed the conversion rate of the Notes to $0.0002.


Between August 21, 2012 through  August 21, 2013 as well as on,
November 24, 2013, April 19, 2014 and May 17, 2014 Invoices were issued for which Innovative Product Opportunities Inc. (the "Company", "we", "us") were indebted. On June 10, 2014, we entered into a Side Letter Agreement ("Side Letter Agreement") with Dorset Solutions pursuant to which we agreed to amend the Indebtedness to reflect an aggregate amount of the debts, including capitalized interest, to (US)$22,295 through December 31, 2014 and changed the conversion rate of the Notes to $0.0002.


The foregoing description of the Notes, and Side Letter Agreement is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law. We undertake no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

Item 9.01 Financial Statements and Exhibits.

Exhibit

Number  Description

10.1 Side Letter Agreement amending the Secured Promissory Notes between the company and Doug Clark dated June 10, 2014 (filed herewith).

10.2 Side Letter Agreement amending the Secured Promissory Notes between the company and The Cellular Connection, Ltd. dated June 10, 2014 (filed herewith).

10.3 Side Letter Agreement amending the Secured Promissory Notes between the company and Dorset Solutions dated June 10, 2014 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Innovative Product Opportunities, Inc.
                                                --------------------
                                                       (Registrant)
Date:  June 13, 2014

                                                /s/Doug Clark
                                                --------------------
                                                       (Signature)
                                                Name: Doug Clark
                                                Title: Chief Executive Officer


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